Exhibit 10.11

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated October 31, 2007 (this “Agreement”) by and among Zoe’s Investors, LLC, a Delaware limited liability company (such entity, or any corporate successor thereto, “Holdings”), Zoe’s Kitchen, Inc., a Delaware corporation and wholly  owned subsidiary of Holdings (“Parent”), Zoe’s Kitchen USA, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (the “Company”), Brentwood Associates Private Equity IV, L.P. (“Brentwood”), a Delaware limited partnership and a holder of Units of Holdings (“Holdings Units”), and the other holders of Holdings Units from time to time signatories to this Agreement (together with Brentwood, the “Unitholders”).

Upon consummation of the transactions contemplated by the Membership Interest Purchase Agreement (the  “Purchase Agreement”), dated of even date herewith, by and among the Company, Holdings, Parent and the other parties thereto, (i) Holdings will own the entirety of the outstanding shares of common stock of Parent, par value $.01 per share, and  (“Parent Stock”), and (ii) Parent will own the entirety of the outstanding units of the Company (“Company Units”).  Upon execution and delivery of the Limited Liability Company Operating Agreement (the “LLC Agreement”) dated of even date herewith by Holdings and the Unitholders, the Unitholders will own the entirety of the Holdings Units.

Brentwood, as the Managing Member of Holdings, may hereafter elect to cause Holdings to be merged with or otherwise converted into a corporation, in turn causing the Holdings Units to be converted into, exchanged for, or otherwise to be succeeded by shares of common stock in such corporation or another corporation (in any such case, such common stock being herein referred to as “Holdings Stock”).  Holdings and the Unitholders contemplate a potential registration and public offering of the Holdings Stock (in the event of such conversion, exchange or other succession), the Parent Stock or the common stock of a newly formed corporation (such new corporation, “New Holdco,” and such common stock, “New Holdco Stock”).  In connection with any such registration and public offering, it is contemplated that (i) in the event of any such registration and public offering of New Holdco Stock, it is contemplated that the Unitholders would contribute their shares of Holdings Stock for shares of New Holdco Stock, and (iii) in the event of any such registration and public offering of Parent Stock, it is contemplated that Holdings would, prior to or contemporaneously with such public offering, either distribute the Parent Stock to the Unitholders or merge with Parent, with Parent surviving.

In consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                                          Definitions.

(a)                                 “Affiliate” of any particular Person means (i) if such Person is an entity (A) any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise, and (B) if such Person is a partnership, any partner thereof, and (ii) if such

Person is an individual, such Person’s spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Person and/or such Person’s spouse or descendants.

(b)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c)                                  “Governmental Entity” means any federal, state, local, or foreign government, political subdivision, legislature, court, agency, department, bureau, commission, or other governmental regulatory authority, body, or instrumentality, including any industry or other non-governmental self-regulatory organizations.

(d)                                 “NASD” means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

(e)                                  “Brentwood Securities” means, (i) Holdings Units or shares of Holdings Stock at any time held by Brentwood, and (ii) shares of Parent Stock or other Registrable Securities issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization, and (iii) shares of New Holdco Stock issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.  As to any particular Brentwood Securities, such securities shall cease to be Brentwood Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), or repurchased by Holdings, Parent, New Holdco or any subsidiary thereof.

(f)                                   “Person” means an individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, or other entity, or any Governmental Entity or quasi-governmental body or regulatory authority.

(g)                                  “Registrable Securities” means any or all of the following: (i) vested Holdings Units or shares of Holdings Stock held by any of the Unitholders, (ii) shares of Holdings Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization, (iii) shares of Parent Stock at any time owned by Holdings, and (iv) shares of Parent Stock issued or issuable with respect to the securities referred to in clause (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization, and (v) shares of New Holdco Stock issued or issuable with respect to the securities referred to in clauses (i) through (iv) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), or repurchased by Holdings, Parent, New Holdco or any subsidiary thereof.  For purposes of this

Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided, however, that this sentence shall not apply to shares of Holdings Stock, Parent Stock or New Holdco Stock issuable upon the exercise of unvested options or other securities.

(h)                                 “Registrant” means the entity (Holdings, Parent or New Holdco, as the case may be) whose securities are to be registered pursuant to this Agreement.

(i)                                     “Securities Act” means the Securities Act of 1933, as amended.

Section 2.                                          Demand Registrations.

(a)                                 Requests for Registration.  Subject to the terms and conditions of this Section 2:

(i)                                     All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.”

(ii)                                  Holder(s) of a majority of the Brentwood Securities may at any time and from time to time request registration by Holdings, Parent or New Holdco, as applicable, under the Securities Act on Form S-1 or any similar long-form (registrations on such form referred to as “Long-Form Registrations”) or on Form S-3 or any similar short-form (registrations on such forms, including pursuant to Rule 415 under the Securities Act, referred to as “Short-Form Registrations”) of all or any portion of the Registrable Securities held by Holdings or such Person(s).

(iii)                               Each request for a Demand Registration shall be made to the applicable Registrant and shall specify the approximate number of the Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution.  Within ten (10) days after receipt of any such request, the applicable Registrant shall give written notice of such requested registration to each Unitholder, subject to the terms of Section 2(d), shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all of such Registrable Securities with respect to which such Registrant has received written requests for inclusion therein within fifteen (15) days after the receipt of the notice by such requesting holder.

(b)                                 Long-Form Registrations.  Holder(s) of a majority of the Brentwood Securities shall be entitled to request an unlimited number of Long-Form Registrations in which the Registrant shall pay all Registration Expenses.  A registration shall not count as a Long-Form Registration for purposes of this Section 2(b) until it has become effective; provided that the Registrant shall pay all Registration Expenses in connection with any registration initiated as a

Long-Form Registration whether or not it has become effective and whether or not such registration has counted as a Long-Form Registration.

(c)                                  Short-Form Registrations.  In addition to the Long-Form Registrations provided pursuant to Section 2(b), holder(s) of a majority of the Brentwood Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Registrant shall pay all Registration Expenses.  Demand Registrations shall be Short-Form Registrations whenever the Registrant is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration.  After the Registrant has become subject to the reporting requirements of the Securities Exchange Act, it shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.  In the case of any Short-Form Registration filed pursuant to Rule 415 under the Securities Act, the Registrant shall use its commercially reasonable best efforts to cause the registration statement to become effective as promptly as practicable and maintain the effectiveness of such registration statement (subject to the terms and conditions of this Agreement) for a period ending on the earlier of (i) two years following the date on which such registration statement first becomes effective, and (ii) the date on which all Registrable Securities covered by such registration statement have been sold and the distribution contemplated thereby has been completed, or have become freely tradeable pursuant to Rule 144 under the Securities Act without regard to volume.

(d)                                 Priority on Demand Registrations.  The Registrant shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holder(s) of a majority of the Brentwood Securities included in such registration.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Registrant in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, of the Registrant, which can be sold therein without adversely affecting the marketability of the offering (the “Optimal Number”), the Registrant shall include in such registration (i) first, the Registrable Securities requested to be included pursuant to Section 2(a), Section 2(b) or Section 2(c) in such registration up to the Optimal Number, pro rata among the respective holders thereof on the basis of the number of such Registrable Securities owned by each such holder, (ii) second, the securities the Registrant proposes to sell in such Registration, up to a number of such securities that, when combined with the securities included in such registration pursuant to clause (i) preceding, causes the total number of securities included in such registration to be equal to the Optimal Number, and (iii) third, if and to the extent permitted by the holder(s) of a majority of the Brentwood Securities, other securities of the Registrant requested to be included in such registration up to a number of such securities that, when combined with the securities included in such registration pursuant to clauses (i) and (ii) preceding, causes the total number of securities included in such registration to be equal to the Optimal Number, pro rata among the respective holders thereof on the basis of the number of shares owned by each such holder (to the extent permitted to be so included, in the case of securities which are not Registrable Securities).

(e)                                  Restrictions on Demand Registrations.   The Registrant may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Registrant’s board of directors, managing member or other similar body determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Registrant or any of its subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business), any merger, consolidation, tender offer, recapitalization, reorganization, or similar transaction or require the Registrant to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Registrant and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall in no event count as a Long-Form Registration for purposes of Section 2(b), and the Registrant shall pay all Registration Expenses in connection with such registration.  The Registrant may delay a Demand Registration hereunder only once in any twelve-month period.

(f)                                   Selection of Underwriters.  The holder(s) of a majority of the Brentwood Securities shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Registrant, which shall not be unreasonably withheld or delayed.

(g)                                  Other Registration Rights. Each of Holdings and Parent represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of Holdings or Parent, as applicable.  Except as provided in this Agreement, Holdings and Parent (and, if applicable, New Holdco) shall not, without the prior written consent of the holders of a majority of the Brentwood Securities, grant to any other Person the right to request such entity to register any equity securities of such entity, or any securities convertible or exchangeable into or exercisable for such securities.

(h)                                 Restrictions on Management Registrable Securities.  Notwithstanding any other provision contained in this Agreement, the Registrant shall not include in any underwritten Demand Registration any portion of Registrable Securities held by any members of Management of the Registrant or any of its subsidiaries the inclusion of which the underwriter of such Demand Registration reasonable believes is likely to adversely affect such offering.  For purposes of this Agreement, “Management” means any executive officer (as defined in Rule 3b-7 promulgated under the Exchange Act) or director, manager or managing member of the Registrant or its subsidiaries.

Section 3.                                          Piggyback Registrations.

(a)                                 Right to Piggyback.  If at any time a Registrant proposes (including any proposed registration of the Registrant’s securities by any third party) to register any shares of such Registrant’s securities under the Securities Act (other than (i) pursuant to a Demand Registration, to which Section 2 is applicable, or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms), and the registration form to be used may be used for the registration of Registrable Securities, the Registrant shall promptly, and in any event within ten (10) days, give written notice to each Unitholder (“Participating Unitholders”) of its intention to effect such a registration and, subject to the terms of Section 3(b) and Section 3(c), shall include in such registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all

Registrable Securities of the Registrant with respect to which the Registrant has received written requests for inclusion therein within fifteen (15) days after the receipt of the Registrant’s notice (such registration(s) to be referred to as a “Piggyback Registration”).

(b)                                 Priority on Primary Registrations.  If a Piggyback Registration is a primary registration on behalf of the Registrant and the managing underwriters advise the Registrant in writing that in their opinion the number of securities requested to be included in such registration exceeds the Optimal Number, the Registrant shall include in such registration (i) first, the securities the Registrant proposes to sell up to the Optimal Number, (ii) second, the number of Registrable Securities of the Registrant requested by the Participating Unitholders to be included in such registration up to a number of securities that, when combined with the securities included in such registration pursuant to clause (i) preceding, causes the total number of securities included in such registration to be equal to the Optimal Number, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by each Participating Unitholder, and (iii) third, if and to the extent permitted by the holder(s) of a majority of the Brentwood Securities other securities of the Registrant requested to be included in such registration up to a number of securities that, when combined with the securities included in such registration pursuant to clauses (i) and (ii) preceding, causes the total number of securities included in such registration to be equal to the Optimal Number, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder (to the extent permitted to be so included, in the case of securities which are not Registrable Securities).

(c)                                  Priority on Secondary Registrations.  If a Piggyback Registration is a secondary registration on behalf of holders of the Registrant’s securities other than Registrable Securities and the managing underwriters advise the Registrant in writing that in their opinion the number of securities requested to be included in such registration exceeds the Optimal Number, the Registrant shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration up to the Optimal Number, (ii) second, the Registrable Securities of the Registrant requested by the Participating Unitholders to be included therein up to a number of securities that, when combined with the securities included in such registration pursuant to clause (i) preceding, causes the total number of securities included in such registration to be equal to the Optimal Number, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by each such Participating Unitholder, and (ii) third, if and to the extent permitted by the holder(s) of a majority of the Brentwood Securities, other securities of the Registrant requested to be included in such registration up to a number of securities that, when combined with the securities included in such registration pursuant to clauses (i) and (ii) preceding, causes the total number of securities included in such registration to be equal to the Optimal Number, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder (to the extent permitted to be so included, in the case of securities which are not Registrable Securities).

(d)                                 Selection of Underwriters.  If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holder(s) of a majority of Brentwood Securities included in such Piggyback Registration.  Such approval shall not be unreasonably withheld or delayed.

(e)                                  Other Registrations.  If the Registrant has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Registrant shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms thereto), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.

(f)                                   Obligations of Seller. During such time as any holder of Registrable Securities may be engaged in a distribution of securities pursuant to an underwritten Piggyback Registration, such holder shall distribute such securities only under the registration statement and solely in the manner described in the registration statement.

(g)                                  Right to Terminate Registration.  The Registrant shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Registrant.

(h)                                 Restrictions on Management Registrable Securities.  Notwithstanding any other provision contained in this Agreement, the Registrant shall not include in any underwritten Piggyback Registration any portion of Registrable Securities held by any members of Management of the Registrant or any of its subsidiaries the inclusion of which the underwriter of such Piggyback Registration reasonable believes is likely to adversely affect such offering.

Section 4.                                          Holdback Agreements.

(a)                                 No holder of Registrable Securities shall sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including sales pursuant to Rule 144) of any equity securities of the applicable Registrant, or any securities convertible into or exchangeable or exercisable for any such equity securities, (i) in the case of any Long-Form Registration, during the seven days prior to and the one hundred eighty (180) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration, and (ii) in the case of any Short-Form Registration, during the seven days prior to and the ninety (90) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (such 180-day or 90-day period, as applicable, the “Holdback Period”), except as part of such registration, unless the underwriters managing the offering agree in writing.  If (i) the Registrant issues an earnings release or other material news or a material event relating to the Registrant and its subsidiaries occurs during the last seventeen (17) days of the Holdback Period or (ii) prior to the expiration of the Holdback Period, the Registrant announces that it will release earnings results during the sixteen (16) day period beginning upon the expiration of the Holdback Period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with NASD Rule 2711(f)(4), the Holdback Period shall be extended until eighteen (18) days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”).  The Registrant may impose stop-transfer instructions with respect to the shares of its common stock (or other securities) subject to the foregoing restriction until the end of such period, including any Holdback Extension period.

(b)                                 In connection with any underwritten public offering of the Registrant’s securities, each holder of Registrable Securities agrees to enter into any holdback, lockup or similar agreement requested by the underwriters managing such registered public offering that the holders of a majority of the Brentwood Securities agree to enter into.

(c)                                  Each of Holdings and Parent (and, if applicable, New Holdco) (i) shall not effect any public sale or distribution of its equity securities (or, in the case of Holdings, Parent’s securities), or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms thereto), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of each entity’s respective equity interests, or any securities convertible into or exchangeable or exercisable for such interests, purchased from such entity at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (in each case as extended by the Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree in writing.

Section 5.                  Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the applicable Registrant shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the applicable Registrant shall as expeditiously as reasonably practicable:

(a)                                 in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Registrant shall furnish to the counsel selected by the holder(s) of a majority of the Brentwood Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and include in any Short-Form Registration such additional information reasonably requested by a majority of the Registrable Securities registered under the applicable registration statement, or the underwriters, if any, for marketing purposes, whether or not required by applicable securities laws;

(b)                                 prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that at any time, upon written notice to the participating holders of Registrable Securities and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Registrant may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the holders of Registrable Securities hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Registrant reasonably believes that there is or may be in existence material nonpublic information or events involving the Registrant, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined in Section 7(a)).  During any such Suspension Period, and as may be extended hereunder, the Registrant shall use its best efforts to correct or update any disclosure causing the Registrant to provide notice of the Suspension Period and to file and cause to become effective or terminate the suspension of use or effectiveness, as the case may be, the subject registration statement.  In the event that the Registrant shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period.  The Registrant may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holder(s) of a majority of the Brentwood Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld.  If so directed by the Registrant, all holders of Registrable Securities registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their reasonable best efforts to deliver to the Registrant (at the Registrant’s expense) all copies, other than permanent file copies then in such holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice;

(c)                                  furnish to each seller of Registrable Securities of such Registrant such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each free writing prospectus (as defined in Rule 405 under the Securities Act) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Registrant shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)                                  notify each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Registrant shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)                                   prepare and file promptly with the Securities and Exchange Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Registrant shall use its best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g)                                  cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Registrant are then listed and, if not so listed, to be listed on a securities exchange selected by the holder(s) of a majority of the Brentwood Securities;

(h)                                 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)                                     enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares, and including cooperating in reasonable marketing efforts, including participation by senior executives of the Registrant in any “roadshow,” investor presentation or marketing event);

(j)                                    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Registrant and cause the officers, directors, managers, managing members, employees, and independent accountants of the Registrant to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

(k)                                 take all reasonable actions to ensure that any Free-Writing Prospectus (as defined in the securities offering reforms to the Securities Act, adopted by the Securities and Exchange Commission effective December 1, 2005) utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby, and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l)                                     otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of the Registrant after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(m)                             permit any holder of such Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Registrant, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Registrant in writing, which in the reasonable judgment of such holder and its counsel should be included;

(n)                                 use its best efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, and, in the event of the issuance of any such stop order or other such order, the Registrant shall advise such holders of Registrable Securities of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use its best efforts promptly to obtain the withdrawal of such order;

(o)                                 use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(p)                                 if such offering is an underwritten offering, obtain (and address to the underwriters and the holders of Registrable Securities who sell shares in the offering) a cold comfort letter from the independent public accountants of the Registrant in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

(q)                                 provide (and address to the underwriters and the holders of Registrable Securities who sell shares in the offering) a legal opinion of the outside counsel of the Registrant, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

Any member of Management who is a holder of Registrable Securities agrees that if and for so long as he or she is employed by Holdings, Parent, New Holdco or any subsidiary thereof, he or she shall participate fully in the sale process in a manner customary for persons in like positions and consistent with his or her other duties with Holdings, Parent, New Holdco or such subsidiary, as applicable, including the preparation of the registration statement and the preparation and presentation of any road shows.  Prior to the effectiveness of any registration statement relating to any offering hereunder, (i) any holder of Registrable Securities requested to be included in such offering may withdraw any or all of such Registrable Securities from such offering by written notice to the applicable Registrant to that effect (whereupon such withdrawn Registrable Securities will no longer be considered to have been requested to be included in such offering), and no such withdrawal will adversely affect the rights of any holder of Registrable Securities requested to be included in such offering and (ii) notwithstanding anything contained herein to the contrary, the holders of a majority of the Brentwood Securities may withdraw all Registrable Securities (and any other securities) from such offering by written notice to the applicable Registrant to that effect and require the registration be delayed or not declared effective and such withdrawal may adversely affect the rights of each holder of Registrable Securities hereunder.

Section 6.                                          Registration Expenses.

(a)                                 All expenses incident to the performance by the Registrant of or compliance with this Agreement, including all registration, qualification, and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Registrant and all independent certified public accountants, underwriters (excluding discounts and commissions), and other Persons retained by the Registrant (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Registrant shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Registrant are then listed or on a securities exchange selected by the holders of a majority of the Brentwood Securities.  Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b)                                 In connection with each Demand Registration and each Piggyback Registration, the applicable Registrant shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holder(s) of a majority of Brentwood Securities included in such registration (or, if no Brentwood Securities are included therein, one counsel chosen by the holder of a majority of the Registrable Securities included therein) and, if necessary, for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any Demand Registration or Piggyback Registration.

Section 7.                                          Indemnification.

(a)                                 Each Registrant agrees to indemnify, to the extent permitted by law, each holder of its Registrable Securities, its officers, managers, managing members and directors, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, actions, damages, liabilities, and expenses caused by any of the following statements, omissions or violations (each, a “Violation”) by such Registrant: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus or free writing prospectus (as defined in Rule 405 under the Securities Act), or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by such Registrant of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to Registrant and relating to action or inaction required of the Registrant in connection with any such registration, qualification, or compliance, and to pay to each holder of such Registrant’s Registrable Securities, its officers, managers, managing members and directors, and each Person who controls such holder (within the meaning of the Securities Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing, or defending any such claim, loss, damage, liability, or action, except insofar as the same are caused by or contained in any information furnished in writing to the Registrant by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Registrant has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Registrant shall indemnify such underwriters, their officers, managers, managing members and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)                                 In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Registrant in writing such information and affidavits as the Registrant reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Registrant, its directors, managers, managing members and officers, and each Person who controls Registrant (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or misleading statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.  No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)                                 If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability, or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability, or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability, or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)                                  The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.  Each Registrant also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Registrant’s indemnification is unavailable for any reason.

(f)                                   No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

Section 8.                                          Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Registrant, the holders of a majority of the Brentwood Securities and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4 or that are necessary to give further effect thereto.

Section 9.                                          Additional Parties; Joinder.  Holdings may permit any Person who acquires Holdings Units or Holdings Stock or rights to acquire Holdings Units or Holdings Stock after the date hereof, Parent may permit any Person who acquires Parent Stock or rights to acquire Parent Stock after the date hereof, and New Holdco may permit any Person who acquires New Holdco Stock or rights to acquire New Holdco Stock after the date hereof (all such stock collectively referred to as the “Acquired Interests”), to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Registrable Securities” and, as applicable, a “Unitholder” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a “holder of Registrable Securities” and, if a holder of Holdings Units, a “Unitholder” under this Agreement with respect to such Acquired Interests.

Section 10.           Miscellaneous.

(a)                                 No Inconsistent Agreements.  Neither Holdings nor Parent shall hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b)                                 Entire Agreement  This Agreement and the documents referred to herein constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

(c)                                  Adjustments Affecting Registrable Securities.  Neither Holdings nor Parent shall take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

(d)                                 Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(e)                                  Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of Holdings, Parent, and the holder(s) of a majority of the Brentwood Securities; provided, however, that no such amendment may, individually or in the aggregate, disproportionately and adversely affect in any material respect the rights of any holders of Registrable Securities other than Brentwood Securities (“Non-Brentwood Securities”) (without regard to any effect on the individual circumstances of any such holder) as compared with the effect of such amendment, modification or waiver on the rights, preferences or privileges of holders of Brentwood Securities under this Agreement without the consent of the holders of a majority of such affected Non-Brentwood Securities.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(f)                                   Successors and Assigns; New Holdco.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities who becomes a party to this Agreement by executing a joinder as set forth in Section 9; provided that if any holder of Registrable Securities which is a limited partnership or limited liability company distributes any Registrable Securities to its partners or members after the applicable Registrant has effected a registered public offering of such Registrable Securities under the Securities Act, such transferees of Registrable Securities shall no longer be subject to the provisions of Section 4(a).  In the event of the incorporation of New Holdco for the purposes contemplated herein, Holdings shall cause New Holdco to execute a counterpart to this Agreement, agreeing to be bound by the obligations of a Registrant hereunder.

(g)                                  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(h)                                 Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)                                     Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(j)                                    Governing Law.  This Agreement shall be governed by and in accordance with the internal rules of the State of Delaware (without regard to its conflict of law rules).

(k)                                 Notices.  All notices and other communications hereunder shall be validly given or made if in writing, (i) when delivered personally (by courier service or otherwise); (ii) when sent by telecopy if sent prior to 5:00 p.m., local time, on a business day, or otherwise, on the next following business day; or (iii) when actually received if mailed by first-class certified or registered United States mail, postage-prepaid and return receipt requested, and all legal process with regard hereto shall be validly served when served in accordance with applicable law, in each case to the address of the party to receive such notice or other communication set forth below, or at such other address as any party hereto may from time to time advise the other parties pursuant to this Section 10(k):

If to Holdings or Parent, to:

c/o Brentwood Associates

11150 Santa Monica Blvd., Suite 1200

Los Angeles, California  90025

Telephone: (310) 477-6611

Facsimile:  (310) 477-1011

Attention:       Anthony Choe

Rahul Aggarwal

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

777 South Figueroa Street

Los Angeles, California 90017

Telephone: (213) 680-8400

Facsimile:  (213) 680-8500

Attention:       Damon R. Fisher

If to Brentwood, to:

c/o Brentwood Associates

11150 Santa Monica Blvd., Suite 1200

Los Angeles, California  90025

Telephone: (310) 477-6611

Facsimile:  (310) 477-1011

Attention:       Anthony Choe

Rahul Aggarwal

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

777 South Figueroa Street

Los Angeles, California 90017

Telephone: (213) 680-8400

Facsimile:  (213) 680-8500

Attention:       Damon R. Fisher

If to any other Unitholder or holder of Registrable Securities, to such Person’s address as shown on the books and records of Holdings or Parent, as applicable, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(l)                                     MUTUAL WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR LEGAL PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, AND ANY LAWSUIT OR LEGAL PROCEEDING RELATING TO OR ARISING IN ANY WAY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

*     *     *     *     *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ZOE’S INVESTORS, LLC

By:		/s/ Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

ZOE’S KITCHEN, INC.

By:		/s/ Rahul Aggarwal
	Name:	Rahul Aggarwal
	Title:	Vice President

UNITHOLDERS:

BRENTWOOD ASSOCIATES PRIVATE EQUITY IV, L.P.

By: Brentwood Private Equity IV, L.P.
Its: General Partner

By: Brentwood Private Equity IV, LLC
Its: General Partner

By:	/s/ Anthony Choe
	Name:	Anthony Choe
	Title:	Managing Member

[Signature Page - Registration Rights Agreement]

DOLLARHYDE INVESTMENT GROUP I, LLC

By:	/s/ Greg Dollarhyde
Name: Greg Dollarhyde
Title: Managing Member

[Signature Page - Registration Rights Agreement]

JEM-ZK, LLC

By:	/s/ H. Corbin Day
Name: H. Corbin Day
Title: Vice President

[Signature Page - Registration Rights Agreement]

/s/ Tyre Stuckey
Tyre Stuckey

[Signature Page - Registration Rights Agreement]

/s/ John S. Fischer
John S. Fischer, as Trustee of the Cassimus Family Trust

[Signature Page - Registration Rights Agreement]

/s/ John M. Cassimus
John M. Cassimus

[Signature Page - Registration Rights Agreement]

/s/ Greg Dollarhyde
Greg Dollarhyde

[Signature Page - Registration Rights Agreement]

[Registration Rights Agreement - Joinder]